Value Line U.S. Government
Money Market Fund, Inc.

(VLCXX)

S U M M A R Y P R O S P E C T U S
M A Y 1 , 2 0 1 0

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund at www.vlfunds.com/all_funds.html. You can also get this information at no cost by calling 800-243-2729 or by sending an email request to fundsliterature@valueline.com. The current Prospectus and Statement of Additional Information dated May 1, 2010, are incorporated by reference into this Summary Prospectus.

F U N D S U M M A R Y

What is the Fund’s investment objective?

The Fund is a money market mutual fund whose investment objective is to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital.

What are the Fund’s fees and expenses?

This table describes the fees and expenses you pay in connection with an investment in the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charges (Load) Imposed On Purchases as a percentage of offering price	None
Maximum Deferred Sales Charges (Load) as a Percentage of original purchase price or redemption price, whichever is lower	None
Maximum Sales Charges (Load) Imposed On Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets)

Management Fees*	0.40%
Distribution and Service (12b-1) Fees*	0.25%
Other Expenses	0.30%
Total Annual Trust Operating Expenses	0.95%
Less: 12b-1 Fee waiver*	–0.25%
Net Expenses*	0.70%

*
EULAV Securities, Inc. (the “Distributor”) has contractually agreed to waive the Fund’s 12b-1 fee in an amount equal to 0.25% of the Fund’s average daily net assets through April 30, 2011. There can be no assurance that the Distributor will extend the contractual 12b-1 fee waiver beyond such date. The Fund’s total return and yield would be lower in the absence of such waiver.

Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The chart below shows the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown, assuming that (a) the Fund’s total operating expenses remain the same and (b) the Distributor’s contractual 12b-1 fee waiver is in effect for year one. The expenses indicated for each period would be the same whether you sold your shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Value Line U.S. Government Money Market Fund	$72	$278	$501	$1,144

What are the Fund’s principal investment strategies?

The Fund does not invest for the purpose of seeking capital appreciation or gains and is managed to provide a stable $1.00 per share price. Under normal conditions, the Fund invests at least 80% of its assets in money market securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government securities”) and repurchase agreements that are fully collateralized by U.S. Government securities. The Fund’s other investments may consist of other types of money market eligible securities that are not U.S. Government securities. Each security will have a remaining maturity of 13 months or less. The Fund’s average weighted maturity will not exceed 90 days. Its yield will go up and down with changes in short-term interest rates. Income on short-term debt securities tends to be lower than income on longer-term debt securities, so the Fund’s yield will likely be lower than the yields on longer-term fixed income mutual funds. The Fund’s main investment strategy is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ prior notice.

What are the Fund’s principal risks?

Investing in any mutual fund involves risk. The chief risk that you assume when investing in the Fund is interest rate risk, the possibility that as interest rates rise the value of some fixed income securities may decrease. If short-term interest rates rise steeply, the prices of money market securities could fall and threaten the $1.00 share price that the Fund tries to maintain. There is also the risk of default by an issuer of any of the Fund’s holdings.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

How has the Fund performed?

This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund’s shares have varied over the past ten calendar years, and the table below shows the average annual total returns of these shares for one, five, and ten years. These returns are compared to the performance of the Lipper Money Market Funds Average and the Lipper U.S. Government Money Market Funds Average. The Fund’s past performance is not necessarily an indication of how it will perform in the future. Updated performance information is available at: www.vlfunds.com.

Total Returns as of 12/31 each year

Best Quarter: Q4 2000 1.50%
Worst Quarter: Q4 2009 0.01%

Average Annual Total Returns for Periods Ended December 31, 2009

	1 year	5 years	10 years
Value Line U.S. Government Money Market Fund	0.08%	2.56%	2.37%
Lipper Money Market Funds Average	0.17%	2.66%	2.47%
Lipper U.S. Government Money Market Funds Average	0.09%	2.67%	2.52%

The Fund’s 7-day yield as of December 31, 2009 was 0.01%. The current 7-day yield may be obtained from the Fund by calling 800-243-2729.

Who manages the Fund?

The Fund’s investment adviser is EULAV Asset Management, LLC (the “Adviser” or “EULAV”), a wholly-owned subsidiary of Value Line, Inc. (“Value Line”).

Purchase and sale of Fund shares

Minimum initial investment in the Fund: $1,000.

Minimum additional investment in the Fund: $100.

The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary. You may also redeem your shares by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. You can exchange all or part of your investment in the Fund for shares in other Value Line funds. To execute an exchange, call 800-243-2729. The Fund reserves the right to reject any exchange order.

Tax information

The Fund’s distributions generally are taxable as ordinary income for federal income tax purposes and also may be subject to state or local taxes, unless you are investing through a tax-deferred account such as a 401 (k) plan or an IRA.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

5